UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31,

Date of reporting period: March 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

MARCH 31, 2007

Legg Mason Partners

Intermediate-Term

Municipals Fund

INVESTMENT PRODUCTS: NOT  FDIC  INSURED  •  NO  BANK  GUARANTEE  •  MAY  LOSE  VALUE

Legg Mason Partners

Intermediate-Term

Municipals Fund

Annual Report  •  March 31, 2007

What’s

Inside

Fund Objective

The Fund seeks to pay its shareholders as high a level of income exempt from regular federal income tax* as is consistent with prudent investing.

*	Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period.

After expanding 2.6% in the second quarter of 2006, gross domestic product (“GDP”)i increased 2.0% in the third quarter and 2.5% in the fourth quarter. The advance estimate for first quarter 2007 GDP growth was 1.3%. While consumer spending has remained fairly solid, the cooling housing market continued to negatively impact the economy.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii has held rates steady at its last six meetings. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “…The Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. After peaking in late June 2006—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—yields fell sharply during the third quarter as the Fed paused from its tightening cycle. Yields then fluctuated given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, at the end of February 2007, yields fell sharply as economic data weakened and the stock market experienced its largest one day decline in more than five years. Overall, during the 12 months ended March 31, 2007, two-year Treasury yields moved from 4.82% to 4.58%. Over the same period, 10-year Treasury yields fell from 4.86% to 4.65%.

Looking at the municipal market, it lagged its taxable bond counterparts over the 12 months ended March 31, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv

Legg Mason Partners Intermediate-Term Municipals Fund         I

and the Lehman Brothers U.S. Aggregate Indexv returned 5.43% and 6.59%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective as of the close of business, April 13, 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into two Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•	Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note,

II         Legg Mason Partners Intermediate-Term Municipals Fund

however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Prior to September 1, 2006, the Fund was known as Legg Mason Partners Limited Term Municipals Fund. There was no change in the Fund’s investment objective or investment policy as a result of the name change.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Intermediate-Term Municipals Fund         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment municipal bonds with maturities of one year or more.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV         Legg Mason Partners Intermediate-Term Municipals Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. As the fiscal year began, the bond market faced a number of challenges, including additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and signs of solid economic growth. However, as the period progressed, oil prices moderated, a cooling housing market triggered slower economic growth and the Fed paused from raising rates after June 2006. These factors, as well as a flight to quality when the stock market abruptly fell in February 2007, helped both short- and long-term yields to fall during the 12 months ended March 31, 2007. Over this time, there were several periods of increased volatility in the bond market. This was often triggered by changing perceptions regarding the economy, inflation and the Fed’s future monetary policy. Turning to the municipal market, it generated positive results during the reporting period on the back of solid demand from investors seeking tax-free income.

Performance Review

For the 12 months ended March 31, 2007, Class A shares of Legg Mason Partners Intermediate-Term Municipals Fund, excluding sales charges, returned 4.70%. The Lipper Intermediate Municipal Debt Funds Category Average1 increased 4.21% over the same time frame. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexii, returned 5.43% for the same period.

Certain investors will be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 159 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         1

Performance Snapshot as of March 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Intermediate-Term Municipals Fund — Class A Shares	1.74%	4.70%

Lehman Brothers Municipal Bond Index	1.93%	5.43%

Lipper Intermediate Municipal Debt Funds Category Average	1.31%	4.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class C shares returned 1.42% over the six-months ended March 31, 2007. Excluding sales charges, Class C shares returned 4.06% over the 12-months ended March 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for the period ending March 31, 2007 for Class A and C shares were 4.11% and 3.45%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 160 funds for the six-month period and among the 159 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Total Annual Operating Expenses
As of the Fund’s most current prospectus dated April 16, 2007, the gross total annual operating expenses for Class A and Class C shares were 0.69% and 1.31%, respectively.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Given the fluctuating interest rate environment during the reporting period, we used an opportunistic approach in managing the Fund’s durationiii. As such, the Fund’s duration was decreased as rates fell and increased as rates rose. Overall, this proved to be beneficial, due to the inverse relationship between bond yields and bond prices. Bond prices generally fall when interest rates rise and prices rise when rates fall. In addition, we were able to use the proceeds from our cash flows and coupons and reinvest that money into municipal bonds in the market that offered higher coupons. Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

2         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

What were the leading detractors from performance?

A. During the period, lower rated municipal bonds outperformed their higher quality counterparts. As a result, the Fund’s high quality bias detracted from results. In particular, not having an exposure to more speculative areas of the market hurt the Fund’s performance. In addition, during periods when yields fell, the Fund’s shorter maturity detracted from results.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund’s portfolio during the portfolio period.

Thank you for your investment in the Legg Mason Partners Intermediate-Term Municipals Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 11, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind that the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Lehman Brothers Municipal Bond Index is a market value weighted index of investment municipal bonds with maturities of one year or more.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Anuual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2006 and held for the six months ended March 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A(5)	1.74%	$1,000.00	$1,017.40	0.67%	$3.37

Class C	1.42	1,000.00	1,014.20	1.29	6.48

(1)	For the six months ended March 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees and interest expense.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	On March 16, 2007, Class B and Class O shares were converted to Class A shares.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A(4)	5.00%	$1,000.00	$1,021.59	0.67%	$3.38

Class C	5.00	1,000.00	1,018.50	1.29	6.49

(1)	For the six months ended March 31, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees and interest expense.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	On March 16, 2007, Class B and Class O shares were converted to Class A shares.

6         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A(3)	Class C
Twelve Months Ended 3/31/07	4.70%	4.06%

Five Years Ended 3/31/07	4.27	3.63

Ten Years Ended 3/31/07	4.53	N/A

Inception* through 3/31/07	5.54	3.55

	With Sales Charges(4)
	Class A(3)(5)	Class C
Twelve Months Ended 3/31/07	2.28%	4.06%

Five Years Ended 3/31/07	3.79	3.63

Ten Years Ended 3/31/07	4.29	N/A

Inception* through 3/31/07	5.41	3.55

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A(3) (3/31/97 through 3/31/07)	55.75%

Class C (Inception* through 3/31/07)	20.22

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

(3)	On March 16, 2007, Class B and Class O shares were converted to Class A shares.

(4)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

(5)	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

*	Inception dates for Class A and C shares are November 28, 1988, and December 19, 2001, respectively.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Intermediate- Term Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper Intermediate Municipal Debt Funds Category Average† (March 1997 — March 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1997, assuming deduction of the maximum initial sales charge of 2.25% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2007. The Lehman Brothers Municipal Bond Index is a market value weighted Index of Investment municipal bonds with maturities of one year or more broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Municipal Debt Funds Category Average is composed of the Fund’s peer group of mutual funds as of March 31, 2007. The performance of the Fund’s other class may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006. On March 16, 2007, Class B and Class O shares converted to Class A shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007)

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 100.3%
Alabama — 2.1%
$3,040,000	AAA	Birmingham, AL, Airport Authority, Airport Revenue, MBIA-Insured, 5.500% due 7/1/16	$3,083,594
1,935,000	Aaa(a)	Clarke & Mobile County, AL, Gas District, Gas Revenue, AMBAC-Insured, 5.250% due 1/1/24	2,078,151
7,000,000	AAA	Jefferson County, AL, Sewer Revenue, Refunding, Series B 8, 5.250% due 2/1/16 (b)	7,280,490
1,000,000	A-	Marshall County, AL, Health Care Authority Revenue, Series A, 6.250% due 1/1/22	1,097,700
945,000	AAA	Mobile, AL, 10.875% due 11/1/07 (c)	983,282
1,000,000	AAA	Saraland, AL, GO, MBIA-Insured, 5.250% due 1/1/14	1,064,890

		Total Alabama	15,588,107

Alaska — 0.1%
1,000,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23 (d)	1,073,380

American Samoa — 0.1%
1,000,000	A	Territory of American Samoa, ACA-Insured, 6.000% due 9/1/08	1,028,460

Arizona — 0.7%
1,000,000	AA	Arizona Agricultural Improvement & Power District, Electric System Revenue, Salt River Project, Refunding, Series A, 5.000% due 1/1/11	1,047,830
		Arizona State Health Facilities Authority:
340,000	A	Catholic Healthcare West, Series A, Call 7/1/07 @ 100, 6.125% due 7/1/09 (e)	342,037
765,000	A	Unrefunded Balance, Catholic Healthcare West, Series A, 6.125% due 7/1/09	791,821
1,000,000	AAA	Arizona State University, Revenue Bonds, FGIC-Insured, Call 7/1/12 @ 100, 5.500% due 7/1/21 (e)	1,087,470
		Maricopa County, AZ, Hospital Revenue:
75,000	AAA	Intercommunity Healthcare, Sun City Project, 8.625% due 1/1/10 (c)	80,901
		St. Lukes Medical Center:
860,000	AAA	8.750% due 2/1/10 (c)	932,257
190,000	AAA	10.250% due 2/1/11 (c)	216,860
320,000	AAA	Maricopa County, AZ, IDA, MFH Revenue, Stanford Court Apartments, Series B, 5.750% due 7/1/08 (c)	323,818
346,000	AAA	Pima County, AZ, Hospital Revenue, Tucson Medical Center, 10.375% due 4/1/07 (c)	346,000

		Total Arizona	5,168,994

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         9

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Arkansas — 0.8%
$410,000	AAA	Arkansas Housing Development Agency, Single-Family Mortgage, FHA/VA-Insured, 8.375% due 7/1/10 (c)	$438,950
		Arkansas State Development Finance Authority Hospital Revenue, Washington Regional Medical Center, Call 2/1/10 @ 100:
1,500,000	BBB	7.000% due 2/1/15 (e)	1,631,940
2,500,000	BBB	7.250% due 2/1/20 (e)	2,736,500
370,000	AAA	Pulaski County, AR, Hospital Revenue, Arkansas Children’s Hospital, 9.250% due 3/1/10 (c)	405,498
1,000,000	BB	Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.000% due 4/1/12 (d)	1,080,060

		Total Arkansas	6,292,948

California — 3.5%
3,000,000	NR	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	3,108,150
		California State:
5,000,000	AAA	Department Water Resources Power Supply Revenue, Series A, Call 5/1/12 @ 101, 5.375% due 5/1/18 (e)	5,457,200
6,000,000	AA+	Economic Recovery, Series A, 5.000% due 7/1/16	6,303,240
4,245,000	A	Public Works Board Lease Revenue, Department of Corrections, Series A, 5.250% due 9/1/16	4,372,859
		Los Angeles, CA:
330,000	NR	COP, Hollywood Presbyterian Medical Center, INDLC-Insured, 9.625% due 7/1/13 (c)	389,618
3,730,000	AAA	USD, GO, Unrefuned Balance, Series A, MBIA-Insured, Call 7/1/13 @ 100, 5.375% due 7/1/17 (e)	4,096,957
60,000	Aaa(a)	Pleasant Valley Hospital Building Corp., Camarillo California Hospital Revenue, 9.700% due 12/15/07 (c)	62,513
190,000	AAA	San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital, 11.500% due 5/1/11 (c)	220,620
635,000	AAA	Santa Rosa, CA, Hospital Revenue, Santa Rosa Hospital Memorial Project, 10.300% due 3/1/11 (c)	729,933
1,000,000	AAA	University of California Revenues, General Series A, AMBAC-Insured, 5.000% due 5/15/13	1,073,340

		Total California	25,814,430

Colorado — 2.9%
1,025,000	Ba1(a)	Colorado Educational & Cultural Facilities Authority Revenue Charter School, Bromley East Project, Series A, Call 9/15/11 @ 100, 7.000% due 9/15/20 (e)	1,162,504
8,925,000	A+	Colorado Health Facilities Authority Revenue, Adventist Health System/Sunbelt Inc., Series E, 5.125% due 11/15/28 (b)(f)	9,370,268
670,000	NR	Colorado Health Facilities Authority, Hospital Revenue, Weld County General Hospital Project, 9.375% due 7/1/09 (c)	714,843
210,000	AA	Colorado HFA, Single-Family Mortgage Program, Senior Bonds, Series D-2, 6.900% due 4/1/29 (d)	213,954

See Notes to Financial Statements.

10         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Colorado — 2.9% (continued)
		Denver, CO, City & County:
$3,000,000	AAA	Excise Tax Revenue, Refunding, Series A, FSA-Insured, 5.500% due 9/1/14	$3,125,340
1,480,000	AAA	Wastewater Revenue, FGIC-Insured, 5.250% due 11/1/14	1,595,337
2,200,000	AAA	Longmont, CO, Sales & Use Tax Revenue, Call 11/15/10 @ 100, 5.750% due 11/15/19 (e)	2,357,300
2,500,000	AAA	Northwest Parkway Public Highway Authority, Series A, 5.500% due 6/15/16	2,718,225

		Total Colorado	21,257,771

Connecticut — 3.6%
5,000,000	AA	Connecticut State, Series D, Call 11/15/12 @ 100, 5.375% due 11/15/19 (e)	5,428,750
		Connecticut State GO:
2,500,000	AAA	AMBAC-Insured, Series B, 5.250% due 6/1/18	2,805,275
5,000,000	AA	Series C, 5.000% due 12/15/11	5,290,900
2,000,000	A	Connecticut State Special Obligation Parking Revenue, Bradley International Airport, Series A, ACA-Insured, 6.375% due 7/1/12 (d)	2,157,980
		Connecticut State Special Tax Obligation Revenue:
4,000,000	AAA	Series A, FSA-Insured, 5.375% due 10/1/13*	4,285,160
4,000,000	AAA	Series B, FSA-Insured, 5.375% due 10/2/15*	4,283,480
2,000,000	AAA	Transportation Infrastructure, Series A, FSA-Insured, Call 7/1/12 @ 100, 5.375% due 7/1/16 (e)	2,161,140

		Total Connecticut	26,412,685

Delaware — 0.5%
		Delaware State:
1,225,000	AAA	GO, Refunding, Series A, 5.000% due 1/1/13	1,299,627
1,596,000	AAA	GO, Series A, 5.000% due 7/1/13	1,663,208
404,000	AAA	Series A, Call 7/1/10 @ 100, 5.000% due 7/1/13 (e)	420,887

		Total Delaware	3,383,722

District of Columbia — 0.2%
445,000	AAA	District of Columbia, GO, Series A, MBIA-Insured, 5.000% due 6/1/16	472,546
1,000,000	AAA	Metropolitan Washington, DC, Airports Authority, VA General Airport Revenue, Refunding, Series A, FGIC-Insured, 5.250% due 10/1/12 (d)	1,043,260

		Total District of Columbia	1,515,806

Florida — 4.6%
330,000	NR	Bonita Springs, FL, Vasari Community Development District Revenue, Capital Improvement, Series B, 6.200% due 5/1/09	331,353
3,000,000	NR	Capital Projects Finance Authority, Florida Student Housing Revenue, Cafra Capital Corp., Series A, Call 8/15/10 @ 103, 7.750% due 8/15/20 (e)	3,392,790
15,000	NR	Fishhawk Community Development District II Special Assessment Revenue, Series B, 5.000% due 11/1/07	15,009

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         11

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Florida — 4.6% (continued)
		Florida Municipal Loan Council Revenue, Series A, MBIA-Insured:
$1,790,000	AAA	5.250% due 11/1/13	$1,919,309
3,175,000	AAA	5.250% due 11/1/16	3,400,203
1,500,000	AAA	Florida State Board of Education Capital Outlay, GO, Series A, Call 1/1/10 @ 101, 5.500% due 1/1/16 (e)	1,586,475
1,500,000	AAA	Florida State Board of Education GO, Series A, Call 6/1/10 @ 101, 5.500% due 6/1/16 (e)	1,596,765
805,000	NR	Gateway Services Community Development District, Florida Special Assessment Revenue, Sun City Center, Fort Meyers Project, Series B, 5.500% due 5/1/10	812,221
460,000	NR	Greyhawk Landing Community Development District, Florida Special Assessment Revenue, Series B, 6.250% due 5/1/09	464,683
		Hillsborough County, FL:
1,940,000	AA	EFA Revenue, Refunding, University of Tampa Project, Radian-Insured, 5.750% due 4/1/18	2,013,856
3,500,000	AAA	School District Sales Tax Revenue, AMBAC-Insured, Call 10/1/11 @ 100, 5.375% due 10/1/15 (e)	3,751,020
		Jacksonville Beach, FL, Utility Revenue:
2,130,000	AAA	7.900% due 10/1/14 (c)	2,458,169
2,145,000	Aaa(a)	5.000% due 4/1/18	2,229,835
835,000	NR	Killarney Community Development District Special Assessment Revenue, Series B, 5.125% due 5/1/09	835,634
1,000,000	Aaa(a)	Leon County, FL, COP, School Board Master Lease Program, AMBAC-Insured, 5.000% due 7/1/21	1,065,420
60,000	NR	Mediterra North Community Development District, Florida Capital Improvement Revenue, Series B, 6.000% due 5/1/08	60,275
2,000,000	A+	Orange County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems, Call 11/15/12 @ 100, 6.250% due 11/15/24 (e)	2,254,140
1,470,000	AA	Orlando, FL, Utilities Commission Water & Electric Revenue, Series A, Call 10/1/11 @ 100, 5.250% due 10/1/13 (e)	1,566,623
285,000	NR	Port Saint Lucie, FL, Special Assessment Revenue, Series A, 6.375% due 9/1/11	293,841
320,000	NR	Renaissance Community Development District, Florida Capital Improvement Revenue, Series B, 6.250% due 5/1/08	322,109
680,000	NR	Reunion East Community Development District, Florida Special Assessment Revenue, Series B, 5.900% due 11/1/07	680,687
1,000,000	AAA	Seminole County, FL, Water & Sewer Revenue, Refunding & Improvement, MBIA-Insured, 6.000% due 10/1/12	1,096,430
1,720,000	NR	Sterling Hill, FL, Community Development District, Series B, 5.500% due 11/1/10	1,736,839
140,000	AAA	Tamarac, FL, Water & Sewer Utilities Revenue, AMBAC-Insured, 9.250% due 10/1/10 (c)	154,089
135,000	NR	Waterlefe Community Development District, Florida Capital Improvement Revenue, Series B, 6.250% due 5/1/10	136,870

		Total Florida	34,174,645

See Notes to Financial Statements.

12         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Georgia — 1.1%
$1,980,000	AAA	East Point, GA, Building Authority Revenue, FSA-Insured, zero coupon bond to yield 6.249% due 2/1/20	$976,100
1,000,000	AAA	Georgia State, GO, Series C, 6.250% due 8/1/10	1,082,610
500,000	AAA	Gwinnett County, GA, Development Authority, COP, Gwinnett County Public Schools Project, MBIA-Insured, Call 1/1/14 @ 100, 5.250% due 1/1/15 (e)	545,525
1,000,000	BBB	Milledgeville & Baldwin County, GA, Development Authority Revenue, Georgia College & State University Foundation, 5.500% due 9/1/24	1,071,520
		Municipal Electronic Authority Revenue, Combustion Turbine Project, Series A:
2,415,000	AAA	MBIA-Insured, 5.250% due 11/1/19	2,434,924
85,000	AAA	Unrefunded Balance, MBIA-Insured, Call 11/1/07 @ 100, 5.250% due 11/1/19 (e)	85,813
660,000	AAA	Savannah, GA, Downtown Authority Revenue, Refunding, Chatham County Projects, Series A, MBIA-Insured, 5.000% due 1/1/19	713,302
1,020,000	NR	Savannah, GA, EDA, College of Art and Design Inc. Project, 6.200% due 10/1/09 (c)	1,051,140

		Total Georgia	7,960,934

Hawaii — 0.7%
		Hawaii State:
385,000	AAA	GO, Series DD, MBIA-Insured, Call 5/1/14 @ 100, 5.000% due 5/1/16 (e)	415,646
615,000	AAA	GO, Unrefunded Balance, Series DD, MBIA-Insured, 5.000% due 5/1/16	658,813
		Series CW, FGIC-Insured:
2,895,000	AAA	5.375% due 8/1/15	3,086,996
1,105,000	AAA	Call 8/1/11 @ 100, 5.375% due 8/1/15 (e)	1,181,477

		Total Hawaii	5,342,932

Idaho — 0.2%
1,500,000	BB	Nez Perce County, ID, PCR, Refunding, Potlatch Corp. Project, 6.125% due 12/1/07	1,513,965

Illinois — 5.5%
120,000	AA	Chicago Heights, IL, Single-Family Mortgage Revenue, 7.600% due 5/1/10 (c)	127,764
		Chicago, IL:
120,000	AAA	GO, 5.375% due 1/1/16	129,312
400,000	AAA	GO, Refunding, Emergency Telephone System, FGIC-Insured, 5.250% due 1/1/20	448,656
2,000,000	Aaa(a)	Metropolitan Water Reclamation District Greater Chicago, Capital Improvement, Series A, Call 12/1/12 @ 101, 5.500% due 12/1/14 (e)	2,200,580
1,500,000	AAA	O’Hare International Airport, Second Lien Passenger Facility, Series B, AMBAC-Insured, 5.500% due 1/1/16	1,603,800

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         13

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Illinois — 5.5% (continued)
$3,880,000	AAA	Project and Refunding, Series A, AMBAC-Insured, Call 7/1/12 @ 100, 5.375% due 1/1/16 (e)	$4,190,710
1,500,000	AAA	Series A, FGIC-Insured, Call 7/1/10 @ 101, 6.000% due 1/1/14 (e)	1,620,090
		Cicero, IL:
2,415,000	AAA	MBIA-Insured, 5.625% due 12/1/16	2,679,008
1,250,000	AAA	Tax Increment, Series A, XLCA-Insured, 5.250% due 1/1/20	1,349,613
3,000,000	Aaa(a)	Cook Kane Lake and Mc Henry Counties, IL, Community College, District North 512, William Rainey Harper College, Series A, Call 12/1/10 @ 100, 5.500% due 12/1/15 (e)	3,188,310
4,300,000	AAA	Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project, Series B, 7.100% due 12/1/15 (c)	4,940,872
2,000,000	Aaa(a)	Illinois DFA Revenue, Revolving Fund-Master Trust, 5.500% due 9/1/17	2,171,860
		Illinois Health Facilities Authority Revenue:
415,000	AAA	Methodist Medical Center of Illinois Project, 9.000% due 10/1/10 (c)	452,657
5,000,000	A	Order of St. Francis Healthcare System, Call 11/15/09 @ 101, 6.250% due 11/15/19 (e)	5,360,050
1,140,000	A	Passavant Memorial Area Hospital, Call 10/1/10 @ 101, 6.250% due 10/1/17 (e)	1,245,610
5,000,000	AAA	Illinois State, GO, First Series, 5.375% due 7/1/19	5,346,250
2,440,000	AAA	Kane County, IL, GO, FGIC-Insured, 5.500% due 1/1/15	2,616,827
835,000	AAA	Northern, IL, University Revenue, Call 10/1/09 @ 100, 10.400% due 4/1/13 (e)	933,229

		Total Illinois	40,605,198

Indiana — 2.7%
1,720,000	AAA	Evansville Vanderburgh Public Library Leasing Corp., First Mortgage, MBIA-Insured, Call 1/15/12 @ 100, 5.750% due 7/15/18 (e)	1,874,662
2,500,000	AAA	Hamilton County, IN, County Optional Income Tax Revenue, FSA-Insured, Call 1/10/08 @ 101, 5.250% due 1/10/20 (e)	2,555,100
440,000	AAA	Indiana Bond Bank, Special Program, Series A, AMBAC-Insured, 9.750% due 8/1/09 (c)	468,472
3,920,000	AAA	Indiana State Toll Road Commission Toll Road Revenue, 9.000% due 1/1/15 (c)	4,968,522
3,000,000	AAA	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series A, Call 7/1/12 @ 100, 5.500% due 7/1/19 (e)	3,257,940
1,000,000	AAA	Lawrence Township, IN, Metropolitan School District, First Mortgage, IBC/MBIA-Insured, 6.750% due 7/5/13	1,140,640
		Madison County, IN, Hospital Authority Facilities Revenue:
440,000	AAA	Community Hospital of Anderson Project, 9.250% due 1/1/10 (c)	478,588
225,000	AAA	St. Johns Hickey Memorial Hospital Project, 9.000% due 12/1/09 (c)	242,899
1,075,000	AAA	Mishawaka, IN, School Building Corp., First Mortgage, AMBAC-Insured, Call 7/15/11 @ 100, 5.500% due 7/15/18 (e)	1,152,647
2,000,000	NR	North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project, Series A, 7.125% due 7/1/22	2,141,560
1,400,000	AAA	St. Joseph County, IN, Hospital Authority Facilities Revenue, Memorial Hospital South Bend, 9.400% due 6/1/10 (c)	1,524,866

		Total Indiana	19,805,896

See Notes to Financial Statements.

14         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Iowa — 1.1%
$3,000,000	A-1(a)	Iowa Finance Authority, Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/20	$3,203,100
3,375,000	AAA	Muscatine, IA, Electric Revenue, 9.700% due 1/1/13 (c)	3,977,707
1,085,000	AAA	University of Iowa Facilities Corp., Medical Education and Biomed Research Facilities Project, AMBAC-Insured, 5.375% due 6/1/18	1,132,393

		Total Iowa	8,313,200

Kansas — 0.5%
4,000,000	BBB	Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light Project, Refunding, 4.750% due 9/1/15 (f)(g)	4,011,920

Kentucky — 0.7%
5,000,000	AAA	Kentucky Property & Buildings, Call 10/1/11 @ 100, 5.375% due 10/1/19 (e)	5,358,600

Louisiana — 0.7%
500,000	AAA	East Baton Rouge, LA, Parish Park & Recreation District, GO, FSA-Insured, 5.000% due 5/1/20	531,715
350,000	Aaa(a)	Jefferson Parish, LA, Home Mortgage Authority, Single-Family Mortgage Revenue, Series G, GNMA/FNMA-Collateralized, 6.300% due 6/1/32 (d)	358,670
395,000	NR	Lafayette, LA, Public Trust Financing Authority, Single-Family Mortgage Revenue, FHA-Insured, 7.200% due 4/1/10 (c)	410,974
1,480,000	AAA	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue, Series A, AMBAC-Insured, Parking Facilities Corp. Garage Project, 5.625% due 10/1/17	1,601,996
340,000	AAA	Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna-Insured, 8.000% due 5/15/12 (c)	375,132
1,000,000	AAA	Louisiana State University & Agricultural & Mechanical College Board, Refunding, Auxiliary, FSA-Insured, 5.250% due 7/1/13	1,082,150
1,000,000	AAA	New Orleans, LA, GO, Refunding, FGIC-Insured, 5.500% due 12/1/10	1,057,850

		Total Louisiana	5,418,487

Maryland — 2.2%
		Anne Arundel County, MD, GO:
3,000,000	AAA	Call 3/1/12 @ 100, 5.375% due 3/1/14 (e)	3,230,520
450,000	AAA	Consolidated Solid Waste Projects, 5.300% due 2/1/17 (d)	459,288
1,000,000	AAA	Frederick County, MD, GO, Public Facilities, Call 12/1/10 @ 101, 5.000% due 12/1/15 (e)	1,055,610
2,000,000	AAA	Maryland State, State and Local Facilities Loan, First Series, 5.500% due 8/1/10	2,119,900
		Maryland State Health & Higher EFA Revenue:
		Carroll County General Hospital:
400,000	Baa1(a)	5.125% due 7/1/14	419,328
535,000	Baa1(a)	6.000% due 7/1/21	572,059
1,000,000	AA-	Johns Hopkins Hospital, 5.000% due 5/15/11	1,048,760

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         15

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Maryland — 2.2% (continued)
		Refunding, Kennedy Krieger Issue:
$400,000	Baa3(a)	5.200% due 7/1/09	$406,684
400,000	Baa3(a)	5.250% due 7/1/10	406,672
500,000	BBB+	Refunding, Medstar Health, 5.750% due 8/15/14	551,620
		University of Maryland Medical System:
250,000	A3(a)	6.125% due 7/1/07 (c)	251,498
1,000,000	A	5.000% due 7/1/10	1,035,290
1,000,000	A	Maryland State Health & Higher EFA Revenue, University of Maryland Medical System, 6.000% due 7/1/22	1,088,730
1,000,000	Baa3(a)	Maryland State Health and Higher Educational Facilities Authority Revenue, Refunding Kennedy Krieger Issue, 5.125% due 7/1/22	1,006,120
1,000,000	AAA	Maryland State Transportation Authority, Parking Revenue, Baltimore/Washington International Airport, Series B, AMBAC-Insured, 5.250% due 3/1/12 (d)	1,063,420
1,575,000	Aaa(a)	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC-Insured, 5.500% due 4/1/15 (d)	1,698,023

		Total Maryland	16,413,522

Massachusetts — 3.9%
940,000	AAA	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (c)	1,017,541
1,140,000	Aaa(a)	Massachusetts Rail Connections Inc., Route 128, Parking Garage Revenue, Series A, Call 7/1/09 @ 102, 6.000% due 7/1/13 (e)	1,219,389
		Massachusetts State:
8,000,000	AAA	GO, MBIA-Insured, 5.500% due 11/1/15*	8,618,160
1,000,000	AAA	GO, Refunding, Series A, AMBAC-Insured, 5.750% due 8/1/10	1,066,110
1,000,000	AAA	RITES, Series PA 964-R, MBIA-Insured, 6.512% due 11/1/2009 (h)**	1,154,540
585,000	BBB-	Massachusetts State DFA Revenue, First Mortgage, Edgecombe Project, Series A, 6.000% due 7/1/11	603,615
		Massachusetts State HEFA Revenue:
		Caritas Christi Obligation, Series B:
2,000,000	BBB	6.500% due 7/1/12	2,190,480
3,000,000	BBB	6.750% due 7/1/16	3,383,460
1,000,000	AAA	Harvard University, Series Z, 5.000% due 1/15/16	1,032,660
1,300,000	AAA	University of Massachusetts, Series C, Call 10/1/12 @ 100, 5.500% due 10/1/18 (e)	1,418,703
1,165,000	AAA	Massachusetts State IFA Revenue, University Commons Nursing, Series A, FHA-Insured, 6.550% due 8/1/18	1,242,368
1,395,000	AAA	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (c)	1,817,406
2,000,000	Aa3(a)	Massachusetts State, GAN, Series A, 5.750% due 6/15/15	2,136,780
2,000,000	AAA	Pittsfield, MA, GO, MBIA-Insured, 5.500% due 4/15/17	2,177,580

		Total Massachusetts	29,078,792

Michigan — 1.5%
1,165,000	NR	Allen Academy COP, 7.000% due 6/1/15	1,176,359
1,000,000	AAA	Carman-Ainsworth, MI, Community School District GO, FGIC-Insured, Call 5/1/12 @ 100, 5.500% due 5/1/19 (e)	1,083,520

See Notes to Financial Statements.

16         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Michigan — 1.5% (continued)
$1,775,000	AA	Chippewa Valley, MI, Schools Administration Building, Q-SBLF-Insured, Call 5/1/12 @ 100, 5.500% due 5/1/18 (e)	$1,923,248
2,000,000	A-	Michigan State Strategic Fund Limited Obligation Revenue, Refunding, Dow Chemical Project, 4.600% due 6/1/14 (f)(g)	2,013,120
1,000,000	AA+	Mount Clemens, MI, Community School District, Q-SBLF-Insured, Call 11/1/11 @ 100, 5.500% due 5/1/16 (e)	1,076,830
2,000,000	AAA	Southfield, MI, Library Building Authority GO, MBIA-Insured, Call 5/1/10 @ 100, 5.500% due 5/1/24 (e)	2,106,640
1,330,000	AAA	Williamston, MI, Community School District, GO, MBIA-Insured, Q-SBLF-Insured, 6.250% due 5/1/09	1,398,734

		Total Michigan	10,778,451

Minnesota — 0.3%
1,000,000	A-	Minneapolis, MN, Health Care System Revenue, Allina Health Systems, Series A, 6.000% due 11/15/18	1,098,570
1,000,000	A	Saint Paul, MN, Housing & Redevelopment Authority, Hospital Revenue, Health East Project, Series B, ACA/CBI-Insured, 5.850% due 11/1/17	1,027,090

		Total Minnesota	2,125,660

Missouri — 1.5%
1,000,000	BBB+(i)	Lees Summit, MO, IDA Health Facilities Revenue, John Knox Village, 5.750% due 8/15/11	1,047,760
1,500,000	Aaa(a)	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution State Revolving Funds Programs, Series A, 5.250% due 1/1/16	1,561,650
910,000	AA	Missouri State Housing Development Community, MFH Revenue, Series I, 5.500% due 12/1/15	954,654
10,000	BBB-	Nevada, MO, Waterworks Systems Revenue, 10.000% due 10/1/07 (c)	10,303
1,000,000	AAA	Saint Louis, MO, Airport Revenue, Airport Development Program, Series A, MBIA-Insured, Call 7/1/11 @ 100, 5.625% due 7/1/16 (e)	1,077,710
5,895,000	AAA	Springfield, MO, Public Utility Revenue, FGIC-Insured, 4.750% due 8/1/24	6,128,854

		Total Missouri	10,780,931

Montana — 0.0%
50,000	AAA	Montana State Board of Regents Revenue, MBIA-Insured, 10.000% due 11/15/08 (c)	53,234

Nebraska — 0.0%
10,000	NR	Douglas County, NE, Hospital Authority No. 2, Archbishop Bergan Mercy Hospital, 9.500% due 7/1/10 (c)	10,934

Nevada — 0.5%
1,185,000	BBB	Carson City, NV, Hospital Revenue, Carson-Tahoe Hospital Project, 6.000% due 9/1/14	1,287,668
2,500,000	AAA	Las Vegas New Convention & Visitors Authority Revenue, AMBAC-Insured, Call 7/1/09 @ 101, 6.000% due 7/1/14 (e)	2,649,350

		Total Nevada	3,937,018

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         17

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

New Hampshire — 0.8%
		New Hampshire HEFA:
$3,270,000	A	Covenant Healthcare System, 6.500% due 7/1/17	$3,633,297
		University Systems of New Hampshire, AMBAC-Insured:
305,000	AAA	5.375% due 7/1/16	327,478
595,000	AAA	Call 7/1/11 @ 101, 5.375% due 7/1/16 (e)	640,553
		New Hampshire State:
545,000	Aa2(a)	GO, Capital Improvement, Series A, Call 10/1/08 @ 101, 5.125% due 10/1/17 (e)	562,375
455,000	AA	GO, Unrefunded Balance, Capital Improvement, Series A, 5.125% due 10/1/17	468,500

		Total New Hampshire	5,632,203

New Jersey — 3.1%
		New Jersey Health Care Facilities Financing Authority Revenue:
240,000	Aaa(a)	Hackensack Hospital, 8.750% due 7/1/09 (c)	253,651
3,000,000	BBB-	Trinitas Hospital Obligation Group, 7.375% due 7/1/15	3,308,940
		New Jersey State Transportation Trust Fund Authority:
5,000,000	AAA	MBIA-Insured, 6.000% due 12/15/19*	5,507,200
2,000,000	AAA	MBIA-Insured, 6.000% due 12/15/18*	2,202,880
		Transportation Systems, Series B, MBIA-Insured:
5,350,000	AAA	5.250% due 12/15/14	5,881,950
1,890,000	AAA	Call 12/15/11 @ 100, 6.000% due 12/15/19 (e)	2,081,722
		New Jersey State Turnpike Authority Revenue:
330,000	AAA	6.750% due 1/1/09 (c)	338,369
255,000	AAA	6.000% due 1/1/14 (c)	269,311
3,095,000	Aaa(a)	Passaic Valley, NJ, Sewage Commissioners Sewer System, Series E, AMBAC-Insured, 5.625% due 12/1/17	3,267,577
160,000	AAA	Ringwood Boro, NJ, Sewage Authority, 9.875% due 1/1/14 (c)	192,070

		Total New Jersey	23,303,670

New Mexico — 0.9%
		Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC-Insured:
1,925,000	AAA	5.250% due 10/1/17	2,143,488
1,100,000	AAA	5.250% due 10/1/21	1,238,468
30,000	AAA	Farmington, NM, Utilities Systems Revenue, AMBAC-Insured, 9.875% due 1/1/08 (c)	31,346
		New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, Series A, MBIA-Insured:
1,490,000	AAA	5.000% due 6/15/20	1,596,520
1,425,000	AAA	5.000% due 6/15/21	1,523,482

		Total New Mexico	6,533,304

See Notes to Financial Statements.

18         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

New York — 4.8%
$1,000,000	Ba2(a)	Albany, NY, IDA, Civic Facility Revenue, Charitable Leadership Project, Series A, 6.000% due 7/1/19	$1,057,030
2,500,000	AA-	New York City, NY, GO, Series A, 6.250% due 8/1/08	2,539,500
1,000,000	AAA	New York City, NY, Health & Hospital Corp. Revenue, Health Systems, Series A, FSA-Insured, 5.500% due 2/15/19	1,075,720
730,000	NR	New York City, NY, IDA, Special Needs Facilities Pooled Program A-1, 6.100% due 7/1/12	749,637
		New York State Dormitory Authority Revenue:
1,000,000	AAA	Columbia University, Series B, Call 7/1/12 @ 100, 5.250% due 7/1/17 (e)	1,078,120
1,000,000	AAA	Industrial, New York University, Series A, MBIA-Insured, 6.000% due 7/1/18	1,189,580
1,780,000	AA	Marymount Manhattan College, Radian-Insured, 6.375% due 7/1/14	1,897,409
5,000,000	AAA	Mental Health Services Facilities, 5.000% due 2/15/18	5,351,700
2,500,000	AAA	School Districts Financing Programs, Series D, MBIA-Insured, 5.500% due 10/1/17	2,715,325
1,715,000	AAA	State University Educational Facilities, MBIA-Insured, Call 5/15/10 @ 101, 6.000% due 5/15/15 (e)	1,852,080
2,000,000	AAA	State University Educational Facilities, Third Generation, Series A, FGIC-Insured, 5.500% due 5/15/17	2,274,200
2,000,000	AAA	New York State Thruway Authority, Highway & Bridge, Trust Fund Revenue, Series B, AMBAC-Insured, 5.000% due 4/1/21	2,139,820
		Tobacco Settlement Financing Corp., New York, Asset-Backed, Series C-1:
6,000,000	AA-	5.500% due 6/1/14	6,212,880
5,000,000	AA-	5.500% due 6/1/16	5,244,400

		Total New York	35,377,401

North Carolina — 3.0%
535,000	NR	Asheville, NC, HDC, First Lien Revenue, Asheville Gardens, HUD Section 8-Insured, Call 11/1/09 @ 100, 10.500% due 5/1/11 (e)	593,358
3,000,000	AAA	Guilford County, NC, GO, Public Improvement, Series B, Call 10/1/10 @ 102, 5.250% due 10/1/15 (e)	3,211,980
550,000	A	North Carolina Eastern Municipal Power Agency, Power Systems Revenue, Series B, ACA/CBI-Insured, 5.650% due 1/1/16	577,352
		North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue:
2,465,000	AAA	10.500% due 1/1/10 (c)(j)	2,735,213
3,000,000	A	Series B, ACA-CBI-Insured, 6.375% due 1/1/13	3,230,250
5,000,000	AAA	North Carolina Municipal Power Agency Number 1, Catawba Electricity Revenue, Series B, MBIA-Insured, 5.250% due 1/1/18	5,354,550
		North Carolina State:
3,000,000	AAA	Public Improvement, Series A, Call 9/1/10 @ 102, 5.100% due 9/1/16 (e)	3,194,160
3,000,000	AAA	Series A, Call 3/1/09 @ 102, 5.250% due 3/1/18 (e)	3,146,460

		Total North Carolina	22,043,323

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         19

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Ohio — 5.4%
$5,450,000	AAA	Butler County, OH, Transportation Improvement District, Series A, Call 4/1/08 @ 102, 5.125% due 4/1/17 (e)	$5,637,099
2,000,000	AAA	Cincinnati, OH, City School District, COP, School Improvement Project, FSA-Insured, 5.000% due 12/15/23	2,129,540
1,750,000	AAA	Cleveland, OH, Public Power Systems Revenue, AMBAC-Insured, 5.500% due 11/15/15	1,883,175
1,455,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 6.750% due 1/1/10	1,513,404
2,075,000	NR	Franklin County, OH, Hospital Revenue, Children Hospital Project, 10.375% due 6/1/13 (c)	2,488,568
		Hamilton County, OH, Sales Tax Revenue, Subordinated Series B, AMBAC-Insured:
305,000	Aaa(a)	5.250% due 12/1/18	320,595
1,195,000	Aaa(a)	Call 12/1/10 @ 100, 5.250% due 12/1/18 (e)	1,261,119
1,240,000	AAA	Jackson, OH, Local School District, Stark & Summit Counties, FSA-Insured, 5.000% due 12/1/18	1,328,201
715,000	AAA	Lake County, OH, Hospital Improvement Revenue, Lake County Memorial Hospital Project, 8.625% due 11/1/09 (c)	765,143
1,410,000	Aaa(a)	Logan Hocking, OH, Local School District, Construction & Improvement, MBIA-Insured, Call 12/1/11 @ 100, 5.500% due 12/1/16 (e)	1,521,996
2,775,000	AA	Montgomery County, OH, Revenue, Catholic Health Initiatives, Call 9/1/11 @ 100, 5.500% due 9/1/14 (e)	2,984,540
		Ohio State Building Authority, Series A:
3,000,000	AAA	Call 10/1/09 @ 101, 5.375% due 10/1/14 (e)	3,153,270
3,600,000	AAA	State Facilities-Administration Building Fund, FSA-Insured, Call 10/1/11 @ 100, 5.500% due 10/1/14 (e)	3,876,696
		Ohio State Department of Administrative Services, COP, Administrative Knowledge System, Series A, MBIA-Insured:
1,500,000	AAA	5.000% due 9/1/15	1,613,415
500,000	AAA	5.000% due 9/1/16	535,695
		Ohio State:
5,000,000	BBB-	Air Quality Development Authority Revenue, Cleveland Pollution Control, Series A, 6.000% due 12/1/13	5,118,000
		Water Development Authority Revenue:
3,300,000	AAA	Refunding, Safe Water Service, 9.375% due 12/1/10 (c)	3,589,410
540,000	AAA	Safe Water, Series 3, 9.000% due 12/1/10 (c)	581,618

		Total Ohio	40,301,484

Oklahoma — 0.6%
2,750,000	AA	Oklahoma DFA Revenue, Refunding, St. John’s Health Systems, 5.750% due 2/15/18	2,878,205
1,725,000	AAA	Tulsa, OK, Airport Improvement Trust General Revenue, Series A, 6.000% due 6/1/14 (d)	1,833,140

		Total Oklahoma	4,711,345

See Notes to Financial Statements.

20         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Oregon — 1.8%
$1,000,000	AA-	Clackamas County, OR, Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	$1,077,590
		Klamath Falls, OR, Intercommunity Hospital Authority Revenue:
940,000	BBB	Merle West Medical Center, Call 9/1/12 @ 101, 6.125% due 9/1/22 (e)	1,057,490
560,000	BBB	Unrefunded Balance, Merle West Medical Center, 6.125% due 9/1/22	607,348
3,320,000	Aa2(a)	Multnomah County, OR, Series A, Call 4/1/10 @ 100, 5.250% due 4/1/14 (e)	3,470,197
		Oregon State Department Administrative Services Lottery Revenue:
1,375,000	AAA	Series A, FSA-Insured, Call 4/1/12 @ 100, 5.500% due 4/1/14 (e)	1,488,809
3,500,000	AAA	Series B, 5.250% due 4/1/15	3,639,895
1,775,000	NR	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.000% due 3/1/12 (d)	1,848,840

		Total Oregon	13,190,169

Pennsylvania — 13.0%
3,000,000	AAA	Allegheny County, PA, Port Authority Special Revenue, FGIC-Insured, 5.500% due 3/1/16	3,220,710
22,345,000	AAA	Allegheny County, PA, Sanitation Authority, Sewer Revenue, Refunding Series A, MBIA-Insured, 5.000% due 12/1/22 (b)	23,763,684
1,890,000	BBB-	Carbon County, PA, IDA, Panther Creek Partners Project, 6.650% due 5/1/10 (d)	1,953,504
		Central Bucks, PA, School District:
2,500,000	Aaa(a)	FGIC-Insured, Call 5/15/12 @ 100, 5.500% due 5/15/19 (e)	2,710,225
1,000,000	Aaa(a)	GO, FGIC-Insured, Call 5/15/12 @ 100, 5.500% due 5/15/17 (e)	1,084,090
1,070,000	A	Chester County, PA, School Authority, School Lease Revenue, 5.375% due 6/1/17	1,140,802
680,000	NR	Dauphin County, PA, General Authority Revenue, Office and Packaging, 5.500% due 1/1/08	677,158
6,880,000	AAA	Delaware River Port Authority Pennsylvania and New Jersey, FSA-Insured, 5.500% due 1/1/14*	7,447,875
2,500,000	Aaa(a)	Easton, PA, Area School District, Series 2005, FSA-Insured, 7.500% due 4/1/21	3,174,900
1,750,000	AAA	Greater Johnstown, PA, GO, School District, Series B, MBIA-Insured, 5.375% due 8/1/14	1,879,150
2,000,000	AAA	Pennsylvania State Department of General Services, COP, FSA-Insured, 5.250% due 5/1/16	2,125,860
		Pennsylvania State Higher EFA, Health Services Revenue, Series A:
1,000,000	A+	Allegheny Delaware Valley Obligation Group, MBIA-Insured, 6.250% due 1/15/18	1,096,720
3,330,000	AAA	University of Pittsburg Medical Center Health System, 5.600% due 11/15/09	3,436,627
1,000,000	AA	Pennsylvania State University, Series A, Call 8/15/07 @ 102, 5.000% due 8/15/16 (e)	1,024,760

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         21

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Pennsylvania — 13.0% (continued)
$500,000	AAA	Pennsylvania State, IDA, Refunding, Economic Development, AMBAC-Insured, 5.500% due 7/1/20	$545,125
		Pennsylvania State, Second Series:
		Call 10/1/09 @ 101:
2,000,000	AAA	5.750% due 10/1/14 (e)	2,118,420
5,000,000	AAA	5.750% due 10/1/17 (e)	5,296,050
4,000,000	AAA	Call 5/1/12 @ 100, 5.500% due 5/1/15 (e)	4,334,080
1,000,000	AAA	Pennsylvania State, Turnpike Commission Oil Franchise Tax Revenue, Subordinated, Series B, MBIA-Insured, Call 12/1/13 @ 100, 5.250% due 12/1/16 (e)	1,090,070
		Philadelphia, PA:
2,000,000	AAA	GO, FSA-Insured, 5.250% due 9/15/18	2,103,820
		School District:
		Series A, FSA-Insured, Call 2/1/12 @ 100:
2,000,000	AAA	5.500% due 2/1/20 (e)	2,159,460
1,865,000	AAA	5.500% due 2/1/21 (e)	2,013,696
2,000,000	AAA	Series B, Call 8/1/12 @ 100, 5.625% due 8/1/18 (e)	2,186,440
		Philadelphia, PA, Authority for Industrial Development:
1,000,000	AAA	Lease Revenue, Series B, FSA-Insured, 5.500% due 10/1/19	1,080,180
2,000,000	AAA	Series B, 5.500% due 10/1/15	2,165,540
		Philadelphia, PA, Gas Works Revenue, Third Series, Call 8/1/11 @ 100:
1,675,000	AAA	5.500% due 8/1/17 (e)	1,797,158
3,240,000	AAA	FSA-Insured, 5.500% due 8/1/19 (e)	3,476,293
		Philadelphia, PA, Parking Authority Revenue, Parking Revenue, FSA-Insured:
2,000,000	AAA	5.625% due 9/1/15	2,109,020
1,500,000	AAA	5.625% due 9/1/19	1,579,980
		Philadelphia, PA, Water and Wastewater Revenue:
1,000,000	AAA	AMBAC-TCRS, AMBAC-Insured, 5.625% due 6/15/08	1,023,110
1,000,000	AAA	Series A, FGIC-Insured, 5.250% due 11/1/17	1,074,280
1,005,000	NR	Pittsburgh, PA, Public Parking Authority, Parking Revenue, St. Francis General Hospital, 6.625% due 10/1/12 (c)	1,084,294
1,200,000	AAA	Reading, PA, GO, AMBAC-Insured, 5.875% due 11/15/12	1,330,524
1,445,000	AA	Southcentral, PA, General Authority Revenue, Hanover Hospital Inc., Radian-Insured, 5.500% due 12/1/18	1,550,615
920,000	AAA	West View, PA, Municipal Authority, 9.500% due 11/15/14 (c)	1,131,885
310,000	AAA	Westmoreland County, PA, Municipal Authority, Special Obligation, 9.125% due 7/1/10 (c)	326,027

		Total Pennsylvania	96,312,132

Rhode Island — 0.6%
1,000,000	AAA	Cranston, RI, FGIC-Insured, Call 11/15/09 @ 101, 6.375% due 11/15/14 (e)	1,076,920
1,000,000	AAA	Providence, RI, Public Building Authority, General Revenue, Series A, MBIA-Insured, 5.375% due 12/15/21	1,069,330
2,000,000	Aaa(a)	Woonsocket, RI, GO, FGIC-Insured, 5.375% due 10/1/20	2,123,680

		Total Rhode Island	4,269,930

See Notes to Financial Statements.

22         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

South Carolina — 1.3%
$710,000	AAA	Charleston, SC, Waterworks & Sewer Revenue, 10.375% due 1/1/10 (c)	$785,729
		Greenville County, SC, School District Installment Purchase, Revenue, Building Equity Sooner for Tomorrow, Call 12/1/12 @ 101:
1,000,000	AA-	5.875% due 12/1/19 (e)	1,119,830
3,000,000	AA-	6.000% due 12/1/21 (e)	3,378,480
4,530,000	AAA	South Carolina Transportation Infrastructure Bank Revenue, Series A, Call 10/1/08 @ 101, 5.000% due 10/1/15 (e)	4,666,262

		Total South Carolina	9,950,301

South Dakota — 0.4%
2,635,000	Aa2(a)	Minnehaha County, SD, Limited Tax Certificates, Call 12/1/10 @ 100, 5.625% due 12/1/19 (e)	2,802,296

Tennessee — 1.5%
5,000,000	AAA	Elizabethton, TN, Health & Educational Facilities Board Revenue, Series B, 5.750% due 7/1/23	5,327,600
200,000	Aaa(a)	Greeneville, TN, Health & Educational Facilities Board, Hospital Revenue, Southern Adventist Health System, 8.700% due 10/1/09 (c)	213,720
2,000,000	A	Memphis, TN, General Improvement, Call 4/1/08 @ 101, 5.250% due 4/1/16 (e)	2,051,360
		Memphis-Shelby County, TN:
1,000,000	AAA	Airport Authority, Airport Revenue, Series D, AMBAC-Insured, 6.250% due 3/1/14 (d)	1,073,200
2,000,000	AAA	Sports Authority Inc. Revenue, Memphis Arena Project, Series A, Call 11/1/12 @ 100, 5.500% due 11/1/18 (e)	2,174,540

		Total Tennessee	10,840,420

Texas — 14.1%
		Austin, TX:
1,000,000	Aaa(a)	Convention Enterprises Inc., Convention Center, First Tier, Series A, Call 1/1/11 @ 100, 6.600% due 1/1/21 (e)	1,099,290
2,000,000	AAA	Electric Utility System Revenue, Refunding, Series A, AMBAC-Insured, 5.500% due 11/15/13	2,203,240
2,620,000	AAA	Public Improvement, Call 9/1/09 @ 100, 5.500% due 9/1/19 (e)	2,730,695
700,000	Aaa(a)	Bexar County, TX, Housing Finance Corp. MFH Revenue, Series A, The Waters at Northern Hill Apartments, MBIA-Insured, 5.800% due 8/1/21	716,583
35,000	AAA	Brownsville, TX, Utilities Systems Revenue, AMBAC-Insured, 9.400% due 1/1/13 (c)	40,954
1,000,000	AAA	Dallas, TX, Area Rapid Transit, Senior Lien, AMBAC-Insured, Call 12/1/11 @ 100, 5.375% due 12/1/17 (e)	1,072,790
3,000,000	CCC+	Dallas-Fort Worth, TX, International Airport Facility, Improvement Corp. Revenue, Refunding, American Airlines, Series C, 6.150% due 5/1/29 (d)(f)(g)	3,028,170

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         23

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Texas — 14.1% (continued)
$1,845,000	AAA	Duncanville, TX, Hospital Authority, Methodist Hospitals of Dallas Project, 9.000% due 1/1/10 (c)	$1,998,670
		El Paso County, TX, Housing Finance Corp.:
415,000	Baa1(a)	La Plaza Apartments, 6.700% due 7/1/20	435,758
		MFH Revenue, Series A, American Village Communities:
1,250,000	A3(a)	6.250% due 12/1/20	1,320,262
1,000,000	A3(a)	6.250% due 12/1/24	1,056,550
		Fort Bend, TX, ISD, PSFG:
390,000	AAA	5.500% due 2/15/16	402,371
610,000	AAA	Call 2/15/09 @ 100, 5.500% due 2/15/16 (e)	630,350
2,000,000	AA	Fort Worth, TX, Water & Sewer Revenue, Call 2/15/12 @ 100, 5.625% due 2/15/18 (e)	2,169,840
5,000,000	BBB-	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project, 7.500% due 5/1/25 (d)(f)(g)	5,616,450
		Harlandale, TX:
10,000	AAA	GO, ISD, Refunding, PSFG-Insured, Unrefunded Balance, 6.000% due 8/15/16	10,711
990,000	AAA	ISD, Refunding, PSFG-Insured, Call 8/15/10 @ 100, 6.000% due 8/15/16 (e)	1,062,973
1,000,000	AAA	Harris County, TX, GO, Capital Appreciation, Refunding, Permanent Improvement, MBIA-Insured, zero coupon bond to yield 6.000% due 10/1/17	645,230
		Harris County, TX, Houston Sports Authority Revenue, Series G:
1,125,000	AAA	5.250% due 11/15/16	1,193,884
3,000,000	AAA	MBIA-Insured, 5.750% due 11/15/19	3,238,710
2,870,000	AAA	Houston, TX, Airport Systems Revenue, 9.500% due 7/1/10 (c)	3,143,224
		Houston, TX, FSA-Insured:
910,000	AAA	Call 9/1/10 @ 100, 5.750% due 3/1/18 (e)	970,087
90,000	AAA	Unrefunded Balance, 5.750% due 3/1/18	95,676
4,000,000	AAA	Houston, TX, ISD, Refunding, Series A, Call 2/15/09 @ 100, 5.250% due 2/15/18 (e)	4,115,600
		Houston, TX, Water & Sewer Systems Revenue, Refunding, Jr. Lien:
1,000,000	AAA	Series A, FSA-Insured, 5.500% due 12/1/17	1,072,780
4,545,000	AAA	Series B, Call 12/1/10 @ 100, 5.750% due 12/1/16 (e)	4,865,650
2,670,000	AAA	Midlothian, TX, Development Authority Tax, Increment Contact Revenue, Call 5/15/11 @ 102, 7.875% due 11/15/21 (e)	3,054,160
60,000	Aaa(a)	Midlothian, TX, ISD, Unrefunded Balance, Refunding, PSF-GTD-Insured, zero coupon bond to yield 6.166% due 2/15/17	32,864
1,800,000	AAA	Montgomery, TX, GO, ISD, PSFG, 5.500% due 2/15/17	1,911,582
1,230,000	A	North Forest ISD, ACA-Insured, 6.500% due 8/15/17	1,432,999
755,000	Aaa(a)	Panhandle, TX, Regional Housing Finance, Series A, GNMA-Collateralized, 6.500% due 7/20/21	840,262
		Port Arthur, TX, ISD, GO, School Building, AMBAC-Insured:
1,555,000	AAA	5.000% due 2/15/21	1,661,626
1,505,000	AAA	5.000% due 2/15/22	1,604,736
1,500,000	AAA	5.000% due 2/15/23	1,594,830

See Notes to Financial Statements.

24         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Texas — 14.1% (continued)
$20,000,000	AA	San Antonio, TX, Electric & Gas Revenue, Systems, Series A, 5.000% due 2/1/23 (b)	$21,335,800
365,000	AAA	Southeast Texas HFA, Memorial Hospital System Project, 8.500% due 12/1/08 (c)	383,505
		Tarrant County, TX, Health Facilities Development Corp., Health System Revenue:
250,000	AAA	Original Discount Issue, Series A, FGIC-Insured, 5.000% due 9/1/15 (c)	266,103
855,000	AAA	Original Issue Discount, Series B, FGIC-Insured, 5.000% due 9/1/15 (c)	910,088
		Tarrant County, TX, Health Facilities Development Corp., Hospital Revenue:
4,000,000	AA-	Baylor Health Care Systems Project, 5.750% due 11/15/19	4,365,480
2,000,000	A2(a)	Call 11/15/10 @ 101, 6.625% due 11/15/20 (e)	2,215,760
85,000	AAA	Tarrant County, TX, Hospital Authority Revenue, St. Joseph Hospital Project, 8.750% due 2/1/10 (c)	92,142
1,000,000	AA	Texas State, GO, Refunding, Series B, 5.125% due 10/1/15	1,029,220
5,000,000	AA	Texas State, GO, Transportation Communication-Mobility Fund, 5.000% due 4/1/21	5,343,300
2,000,000	AAA	Texas Technical University Revenue Financing System, Seventh Series, MBIA-Insured, Call 2/15/12 @ 100, 5.500% due 8/15/18 (e)	2,160,660
3,500,000	AAA	Texas Water Development Board Revenue, Revolving Fund, Senior Lien, Series B, 5.250% due 7/15/17	3,634,400
2,000,000	AAA	University of Texas Revenue Financing System, Series B, Call 8/15/11 @ 100, 5.375% due 8/15/18 (e)	2,135,420
2,150,000	AAA	Waco, TX, Health Facilities Developmental Corp., FHA Insured Mortgage Revenue, Hillcrest Health Systems Project, Series A, MBIA-Insured, 5.000% due 2/1/20	2,279,752
1,000,000	AAA	Wichita Falls, TX, Water & Sewer Revenue, Priority Lien, AMBAC-Insured, Call 8/1/11 @ 100, 5.375% due 8/1/19 (e)	1,067,970

		Total Texas	104,289,157

Utah — 1.1%
		Intermountain Power Agency Utah:
830,000	AAA	Power Supply Revenue, Series B, Call 7/1/07 @ 102, MBIA-Insured, 5.750% due 7/1/19 (e)	850,725
1,670,000	AAA	Unrefunded, Series B, MBIA-Insured, 5.750% due 7/1/19	1,711,382
		Provo, UT, Electric Revenue:
830,000	AAA	10.125% due 4/1/15 (c)	1,035,774
910,000	AAA	MBIA-Insured, 10.125% due 4/1/15 (c)	1,135,607
10,000	AAA	Series A, AMBAC-Insured, 10.375% due 9/15/15 (c)	12,800
1,500,000	AAA	Salt Lake County, UT, Hospital Revenue, IHC Health Services Inc., AMBAC-Insured, 5.500% due 5/15/13	1,607,280
		Spanish Fork City, UT, Water Revenue:
240,000	Aaa(a)	FSA-Insured, Call 6/1/12 @ 100, 5.500% due 6/1/17 (e)	260,693
760,000	Aaa(a)	Unrefunded Balance, FSA-Insured, 5.500% due 6/1/17	823,293

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         25

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Utah — 1.1% (continued)
$1,000,000	AAA	Utah State Board Regents, Utah State University Hospital, MBIA-Insured, Call 8/1/11 @ 100, 5.500% due 8/1/18 (e)	$1,074,170

		Total Utah	8,511,724

Vermont — 0.2%
1,415,000	BBB	Vermont Educational & Health Buildings Financing Agency Revenue, Developmental & Mental Health, Series A, 5.500% due 6/15/12	1,446,272

Virginia — 2.3%
1,445,000	AA	Chesapeake, VA, GO, Public Improvement, 5.500% due 12/1/17	1,552,725
1,000,000	AA+	Fairfax County, VA, Redevelopment & Housing Authority Lease Revenue, James Lee Community Center, 5.250% due 6/1/19	1,052,480
1,305,000	AA	Fauquier County, VA, IDA, Hospital Revenue, Fauquier Hospital Foundation Inc., Radian-Insured, 5.500% due 10/1/15	1,433,203
1,000,000	AAA	Harrisonburg, VA, Redevelopment & Housing Authority, MFH Revenue, Greens of Salem Run Project, FSA-Insured, 6.000% due 4/1/12 (d)	1,024,630
750,000	A	Norton, VA, IDA Hospital Revenue, Norton Community Hospital, ACA-Insured, 6.000% due 12/1/22	799,268
1,750,000	AA+	Virginia State Public Building Authority, Public Facilities Revenue, Series A, Call 8/1/10 @ 100, 5.750% due 8/1/20 (e)	1,864,555
		Virginia State Resources Authority:
5,035,000	AAA	Clean Water Reserve, Revolving Fund, Call 10/1/10 @ 100, 5.400% due 10/1/18 (e)	5,326,476
1,000,000	AAA	Revenue, Clean Water Reserve, Revolving Fund, Call 10/1/10 @ 100, 5.750% due 10/1/13 (e)	1,069,270
3,000,000	BBB	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09	3,034,290

		Total Virginia	17,156,897

Washington — 1.9%
2,000,000	NR	Clark County, WA, School District Number 117 Camas, GO, FSA-Insured, 5.000% due 12/1/19	2,166,640
4,000,000	AAA	Energy Northwest Washington Electric Revenue, Refunding, Project No. 1, Series A, 5.500% due 7/1/14	4,332,040
1,115,000	AAA	King County, WA, Sewer Revenue, Second Series, FGIC-Insured, Call 1/1/09 @ 101, 6.000% due 1/1/10 (e)	1,169,613
2,000,000	AAA	Pierce County, WA, School District North 10 Tacoma, FGIC-Insured, Call 12/1/11 @ 100, 5.375% due 12/1/14 (e)	2,145,580
		Radford Court Properties, WA, Student Housing Revenue, MBIA-Insured:
1,695,000	AAA	6.000% due 6/1/17	1,822,040
1,000,000	AAA	5.375% due 6/1/19	1,055,590
1,000,000	AAA	Washington State, GO, Series B, Call 1/1/10 @ 100, 6.000% due 1/1/11 (e)	1,060,180

		Total Washington	13,751,683

See Notes to Financial Statements.

26         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Wisconsin — 1.3%
$40,000	AAA	Oshkosh, WI, Hospital Facility Revenue, Mercy Medical Center, Call 7/1/07 @ 100, 7.375% due 7/1/09 (e)	$40,357
		Wisconsin State HEFA Revenue:
1,000,000	A-	Agnesian Health Care Inc., 6.000% due 7/1/17	1,062,010
4,500,000	AAA	Prohealth Care Inc. Obligation Group, AMBAC-Insured, 5.000% due 8/15/19	4,622,985
1,500,000	A-	Wheaton Franciscan Services, Inc., Call 2/15/12 @ 101, 6.000% due 8/15/15 (e)	1,664,760
2,000,000	AA-	Wisconsin State, Series B, Call 5/1/11 @ 100, 5.500% due 5/1/14 (e)	2,136,520

		Total Wisconsin	9,526,632

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $722,797,372)	743,170,965

SHORT-TERM INVESTMENTS (k) — 0.5%
Alaska — 0.1%
		Valdez, AK, Marine Terminal Revenue:
500,000	A-1+	Exxon Pipeline Co. Project, 3.760%, 4/2/07	500,000
400,000	A-1+	Refunding BP Pipelines Inc. Project, 3.800%, 4/2/07	400,000

		Total Alaska	900,000

Florida — 0.1%
1,200,000	A-1+	Gainesville, FL, Utilities System Revenue, Series C, SPA-SunTrust Bank, 3.720%, 4/2/07	1,200,000

Missouri — 0.1%
400,000	A-1+	Missouri State HEFA, Washington University, Series B, SPA-JPMorgan Chase, 3.810%, 4/2/07	400,000

Pennsylvania — 0.0%
200,000	A-1+	Geisinger Authority, PA, Health System Revenue, Geisinger Health System, Series B, SPA-Wachovia Bank, 3.770%, 4/2/07	200,000

South Carolina — 0.2%
1,250,000	A-1+	Berkeley County, SC, PCR, Refunding, Amoco Chemical Co. Project, 3.800%, 4/2/07	1,250,000

Kentucky — 0.0%
100,000	A-1	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue, Baptist Healthcare, Series C, MBIA-Insured, SPA-National City Bank of Kentucky, 3.790%, 4/2/07	100,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,050,000)	4,050,000

		TOTAL INVESTMENTS — 100.8% (Cost — $726,847,372#)	747,220,965
		Liabilities in Excess of Other Assets — (0.8)%	(6,203,682)

		TOTAL NET ASSETS — 100.0%	$741,017,283

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         27

Schedule of Investments (March 31, 2007) (continued)

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

*	Security represents participation in a trust that issued inverse floaters and secured borrowings, which are disclosed as floating rate notes in the accompanying statement of assets and liabilities (See Note 1).

**	Inverse floating rate security for which the stated interest rate represents the rate in effect at March 31, 2007.

(a)	Rating by Moody’s Investors Service. All ratings are unaudited.

(b)	All or a portion of this security is segregated for open futures contracts and extended settlements.

(c)

Bonds are escrowed to maturity by U.S. government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2007.

(g)	Maturity date shown represents the mandatory tender date.

(h)	Residual interest tax-exempt securities-coupon varies inversely with level of short-term tax-exempt interest rates.

(i)	Rating by Fitch Ratings Service. All ratings are unaudited.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $726,931,438.

See pages 30 and 31 for definitions of ratings.

Abbreviations used in this schedule:
ACA	— American Capital Assurance
AMBAC	— Ambac Assurance Corporation
CBI	— Certificate of Bond Insurance
COP	— Certificate of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GAN	— Grant Anticipation Notes
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
IFA	— Industrial Finance Agency
INDLC	— Industrial Indemnity Company
ISD	— Independent School District
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
PSFG	— Permanent School Fund Guaranty
Q-SBLF	— Qualified School Board Loan Fund
RITES	— Residual Interest Tax-Exempt Securities
Radian	— Radian Assets Assurance
SPA	— Standby Bond Purchase Agreement
TCRS	— Transferable Custodial Receipts
USD	— Unified School District
VA	— Veterans Administration
XLCA	— XL Capital Assurance Inc.

See Notes to Financial Statements.

28         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Summary of Investments by Industry*

Pre-Refunded	29.4%
General Obligation	11.1
Utilities	8.8
Hospitals	8.4
Transportation	8.0
Escrowed to Maturity	7.3
Water & Sewer	6.5
Education	3.9
Public Facilities	3.1
Life Care Systems	3.0
Tax Allocation	2.3
Pollution Control	2.2
Miscellaneous	1.7
Tobacco	1.5
Industrial Development	1.1
Housing: Multi-Family	0.8
Government Facilities	0.6
Solid Waste	0.2
Housing: Single-Family	0.1

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of March 31, 2007 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         29

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

30         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Bond Ratings (unaudited) (continued)

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         31

Statement of Assets and Liabilities (March 31, 2007)

ASSETS:
Investments, at value (Cost — $726,847,372)	$747,220,965
Cash	61,241
Interest receivable	12,035,093
Receivable for Fund shares sold	3,061,971
Receivable for securities sold	1,285,000
Receivable from broker — variation margin on open futures contracts	67,500
Receivable from manager	53,162
Prepaid expenses	98,763
Other assets	28,745

Total Assets	763,912,440

LIABILITIES:
Floating rate notes issued in structured transactions (Note 1)	14,940,000
Payable for Fund shares repurchased	4,155,570
Payable for securities purchased	2,168,240
Distributions payable	965,482
Investment management fee payable	304,278
Distribution fees payable	220,964
Trustees’ fees payable	23,259
Deferred compensation payable	13,773
Accrued expenses	103,591

Total Liabilities	22,895,157

Total Net Assets	$741,017,283

NET ASSETS:
Par value (Note 6)	$116,459
Paid-in capital in excess of par value	770,710,504
Undistributed net investment income	214,700
Accumulated net realized loss on investments and futures contracts	(50,749,541)
Net unrealized appreciation on investments and futures contracts	20,725,161

Total Net Assets	$741,017,283

Shares Outstanding:
Class A(1)	77,847,005

Class C	38,612,973

Net Asset Value:
Class A(1) (and redemption price)	$6.36

Class C	$6.37

Maximum Public Offering Price Per Share:
Class A(1)(2) (based on maximum sales charge of 2.25%)	$6.51

(1)	On March 16, 2007, Class B and Class O shares were converted to Class A shares.

(2)	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

See Notes to Financial Statements.

32         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Statement of Operations (For the year ended March 31, 2007)

INVESTMENT INCOME:
Interest	$33,457,910

EXPENSES:
Investment management fee (Note 2)	3,426,780
Distribution fees (Notes 2 and 4)	2,566,277
Interest expense (Note 1)	568,837
Registration fees	114,317
Restructuring and reorganization fees (Note 12)	56,923
Shareholder reports (Note 4)	47,300
Transfer agent fees (Note 4)	44,976
Trustees’ fees (Note 12)	29,693
Audit and tax	22,903
Insurance	18,233
Custody fees	7,824
Legal fees	7,212
Miscellaneous expenses	14,182

Total Expenses	6,925,457
Less: Fee waivers and/or expense reimbursements (Notes 2, 4, 9 and 12)	(98,341)

Net Expenses	6,827,116

Net Investment Income	26,630,794

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,930,844)
Futures contracts	3,835,591

Net Realized Gain	1,904,747

Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,620,907
Futures contracts	(715,776)

Change in Net Unrealized Appreciation/Depreciation	905,131

Net Gain on Investments and Futures Contracts	2,809,878

Increase in Net Assets From Operations	$29,440,672

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         33

Statements of Changes in Net Assets (For the years ended March 31,)

	2007	2006
OPERATIONS:
Net investment income	$26,630,794	$28,567,690
Net realized gain (loss)	1,904,747	(5,673,614)
Change in net unrealized appreciation/depreciation	905,131	(4,095,514)

Increase in Net Assets From Operations	29,440,672	18,798,562

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(26,616,937)	(29,386,994)

Decrease in Net Assets From Distributions to Shareholders	(26,616,937)	(29,386,994)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	308,489,669	272,364,021
Reinvestment of distributions	16,117,530	19,024,705
Cost of shares repurchased	(327,068,134)	(367,784,483)
Net assets of shares issued in connection with merger (Note 7)	57,908,405	—

Increase (Decrease) in Net Assets From Fund Share Transactions	55,447,470	(76,395,757)

Increase (Decrease) in Net Assets	58,271,205	(86,984,189)
NET ASSETS:
Beginning of year	682,746,078	769,730,267

End of year*	$741,017,283	$682,746,078

* Includes undistributed net investment income of:	$214,700	$165,134

See Notes to Financial Statements.

34         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares(1)(2)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$6.33		$6.42	$6.59	$6.57	$6.40

Income (Loss) From Operations:
Net investment income	0.26		0.26	0.28	0.29	0.31
Net realized and unrealized gain (loss)	0.03		(0.09)	(0.17)	0.01	0.17

Total Income From Operations	0.29		0.17	0.11	0.30	0.48

Less Distributions From:
Net investment income	(0.26)		(0.26)	(0.28)	(0.28)	(0.31)

Total Distributions	(0.26)		(0.26)	(0.28)	(0.28)	(0.31)

Net Asset Value, End of Year	$6.36		$6.33	$6.42	$6.59	$6.57

Total Return(3)	4.70%		2.78%	1.68%	4.67%	7.64%

Net Assets, End of Year (millions)	$495		$404	$403	$376	$364

Ratios to Average Net Assets:
Gross expenses	0.78	%(4)	0.76%	0.76%	0.74%	0.82%
Gross expenses, excluding interest expense	0.70	(4)	0.70	0.70	0.70	0.75
Net expenses(5)	0.76	(4)(6)	0.76 (6)	0.75 (6)	0.74	0.82
Net expenses, excluding interest expense(5)	0.68	(4)(6)	0.70 (6)	0.69 (6)	0.70	0.75
Net investment income	4.12		4.05	4.31	4.36	4.64

Portfolio Turnover Rate	19%		11%	19%	27%	57%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On March 16, 2007, Class B and Class O shares were converted to Class A shares.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.75% including interest expense and 0.69% and 0.67% excluding interest expense, respectively (Note 12).

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.85%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         35

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares(1)(2)	2007(3)		2006	2005	2004	2003(4)
Net Asset Value, Beginning of Year	$6.32		$6.41	$6.59	$6.57	$6.57

Income (Loss) From Operations:
Net investment income	0.22		0.22	0.25	0.26	0.05
Net realized and unrealized gain (loss)	0.05		(0.08)	(0.18)	0.01	0.02

Total Income From Operations	0.27		0.14	0.07	0.27	0.07

Less Distributions From:
Net investment income	(0.22)		(0.23)	(0.25)	(0.25)	(0.07)

Total Distributions	(0.22)		(0.23)	(0.25)	(0.25)	(0.07)

Net Asset Value, End of Year	$6.37		$6.32	$6.41	$6.59	$6.57

Total Return(5)	4.28%		2.24%	1.03%	4.18%	1.07%

Net Assets, End of Year (000s)	—		$3,996	$6,925	$6,401	$4,084

Ratios to Average Net Assets:
Gross expenses	1.38	%(6)(7)	1.30%	1.28%	1.22%	1.38	%(6)
Gross expenses, excluding interest expense	1.29	(6)(7)	1.24	1.22	1.18	1.31	(6)
Net expenses(8)	1.37	(6)(7)(9)	1.29 (9)	1.27 (9)	1.22	1.38	(6)
Net expenses, excluding interest expense(8)	1.28	(6)(7)(9)	1.23 (9)	1.21 (9)	1.18	1.31	(6)
Net investment income	3.54	(6)	3.49	3.79	3.87	4.14	(6)

Portfolio Turnover Rate	19%		11%	19%	27%	57%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On March 16, 2007, Class B shares were converted to Class A shares.

(3)	For the period April 1, 2006 to March 16, 2007.

(4)	For the period January 13, 2003 (inception date) to March 31, 2003.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.37% and 1.36% including interest expense and 1.28% and 1.27% excluding interest expense, respectively (Note 12).

(8)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.35%.

(9)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class C Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$6.34		$6.43	$6.60	$6.58	$6.41

Income (Loss) From Operations:
Net investment income	0.22		0.22	0.24	0.25	0.27
Net realized and unrealized gain (loss)	0.03		(0.09)	(0.17)	0.01	0.17

Total Income From Operations	0.25		0.13	0.07	0.26	0.44

Less Distributions From:
Net investment income	(0.22)		(0.22)	(0.24)	(0.24)	(0.27)

Total Distributions	(0.22)		(0.22)	(0.24)	(0.24)	(0.27)

Net Asset Value, End of Year	$6.37		$6.34	$6.43	$6.60	$6.58

Total Return(2)	4.06%		2.15%	1.05%	4.02%	6.99%

Net Assets, End of Year (millions)	$246		$254	$327	$351	$322

Ratios to Average Net Assets:
Gross expenses	1.39	%(3)	1.39%	1.39%	1.34%	1.42%
Gross expenses, excluding interest expense	1.31	(3)	1.33	1.33	1.30	1.35
Net expenses(4)	1.38	(3)(5)	1.39 (5)	1.38 (5)	1.34	1.42
Net expenses, excluding interest expense(4)	1.30	(3)(5)	1.33 (5)	1.32 (5)	1.30	1.35
Net investment income	3.50		3.41	3.68	3.75	4.02

Portfolio Turnover Rate	19%		11%	19%	27%	57%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.37% including interest expense and 1.30% and 1.29% excluding interest expense, respectively (Note 12).

(4)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.45%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         37

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class O Shares(1)(2)	2007(3)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$6.34		$6.42	$6.60	$6.58	$6.41	$6.52

Income (Loss) From Operations:
Net investment income	0.24		0.24	0.26	0.27	0.29	0.33
Net realized and unrealized gain (loss)	0.05		(0.07)	(0.18)	0.02	0.18	(0.11)

Total Income From Operations	0.29		0.17	0.08	0.29	0.47	0.22

Less Distributions From:
Net investment income	(0.24)		(0.25)	(0.26)	(0.27)	(0.30)	(0.33)

Total Distributions	(0.24)		(0.25)	(0.26)	(0.27)	(0.30)	(0.33)

Net Asset Value, End of Year	$6.39		$6.34	$6.42	$6.60	$6.58	$6.41

Total Return(4)	4.67%		2.69%	1.27%	4.42%	7.38%	3.48%

Net Assets, End of Year (000s)	—		$21,114	$26,308	$31,414	$35,079	$39,009

Ratios to Average Net Assets:
Gross expenses	0.99	%(5)(6)	0.98%	0.99%	0.97%	1.05%	0.96%
Gross expenses, excluding interest expense	0.90	(5)(6)	0.92	0.93	0.93	0.98	0.95
Net expenses(7)	0.98	(5)(6)(8)	0.98 (8)	0.99 (8)	0.97	1.05	0.96
Net expenses, excluding interest expense(7)	0.89	(5)(6)(8)	0.92 (8)	0.93 (8)	0.93	0.98	0.95
Net investment income	3.93	(5)	3.82	4.08	4.13	4.42	5.04

Portfolio Turnover Rate	19%		11%	19%	27%	57%	53%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On March 16, 2007, Class O shares were converted to Class A shares.

(3)	For the period April 1, 2006 to March 16, 2007.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.98% and 0.97% including interest expense and 0.89% and 0.88% excluding interest expense, respectively (Note 12).

(7)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class O shares would not exceed 1.05%.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Intermediate-Term Municipals Fund (formerly known as Legg Mason Partners Limited Term Municipals Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Municipal Funds (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective as of close of business , April 13, 2007, the Fund is a separate diversified series of Legg Mason Partners Income Trust (the “New Trust”). The New Trust, a Maryland business trust, is registered under the 1940 Act as an open-and management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitution for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Inverse Floaters. The Fund may participate either in structuring an inverse floater or purchasing an inverse floater in the secondary market. An inverse floater generally has a

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         39

Notes to Financial Statements (continued)

floating or variable rate of interest that moves in the opposite direction of market interest rates. So, when short term interest rates move in an upward direction, the interest rate paid on the inverse floater decreases, and vice versa when market interest rates decrease. Inverse floaters also generally respond more rapidly to market interest rate changes than fixed rate securities. Inverse floaters are subject to interest rate and leveraging risks.

When structuring an inverse floater, the Fund will transfer to a trust fixed-rate tax exempt municipal bonds purchased by the Fund. The trust then typically issues two traunches of variable rate securities that are collateralized by the cash flows of the fixed rate tax-exempt municipal bonds. The two traunches are known as an inverse floater and a variable rate demand obligation (“VRDO”). The VRDO pays interest based on a floating rate set by a remarketing agent at predetermined intervals. The inverse floater, also known as a residual interest tax-exempt security (a “RITES”), is transferred to the Fund, which receives interest based on the remaining cash flow of the trust, after payment of interest on the VRDO and various expenses of the trust. When structuring an inverse floater, the Fund would also be required to retain the municipal bond on its balance sheet and recognize a liability for the VRDO traunch of the trust, along with the periodic interest expense associated with the VRDO. Both the municipal bond and the VRDO are marked to market when the Fund determines its net asset value.

When the Fund purchases an inverse floater in the secondary market, it is required to mark the inverse floater to market when determining net asset value. Interest income is accrued as earned and unrealized gains or losses are recognized when marked to market.

As of March 31, 2007, the fund held $32,344,755 of municipal bonds that represent participation in one trust which issued $14,940,00 of secured borrowings, with a interest rate of 3.81%. The Fund recognized related interest income of $1,099,563 and interest expense of $568,837. Also, as of March 31, 2007 the Fund held an inverse floater that was acquired in the secondary market.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

40         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassification have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Losses	Paid-in Capital
(a)	$56,923	$11,921	$(68,844)
(b)	(21,214)	21,214	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover and book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remained unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended March 31, 2007, the Fund’s Class A, B, C and O shares had expense limitations in place of 0.85%, 1.35%, 1.45% and 1.05%, respectively.

During the year ended March 31, 2007, the Fund was reimbursed for expenses in the amount of $45,179.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 2.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 2.00%

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         41

Notes to Financial Statements (continued)

to 2.25% for shares purchased on or after that date. In addition, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within six months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2007, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B
CDSCs	$39,000	$4,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Trustees voted to discontinue offering the Plan to its members, effective January 1, 2006. This change will have no effect on fees previously deferred. As of March 31, 2007, the Fund had accrued $13,773 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$137,271,257

Sales	125,503,201

At March 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,915,264
Gross unrealized depreciation	(1,625,737)

Net unrealized appreciation	$20,289,527

42         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

At March 31, 2007, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury 10 Year Notes	540	6/07	$58,739,068	$58,387,500	$351,568

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and O shares calculated at the annual rate of 0.50%, 0.60% and 0.20% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$623,589	$19,744	$20,643
Class B*	20,389	2,119	1,184
Class C	1,855,981	21,535	24,816
Class O*	66,318	1,578	657

Total	$2,566,277	$44,976	$47,300

*	On March 16, 2007, Class B and Class O shares were converted to Class A shares.

LMIS and CGM have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS and CGM in performing their services under the distribution plan. During the year ended March 31, 2007, $53,162 was reimbursed.

5.	Distributions to Shareholders by Class

	Year Ended March 31, 2007	Year Ended March 31, 2006
Net Investment Income
Class A	$17,096,118	$17,875,576
Class B(1)	111,069	217,114
Class C	8,665,442	10,301,038
Class O(1)	744,308	918,727
Class Y(2)	—	74,539

Total	$26,616,937	$29,386,994

(1)	On March 16, 2007, Class B and Class O shares were converted to Class A shares.

(2)	On June 28, 2005 Class Y shares were redeemed.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         43

Notes to Financial Statements (continued)

6.	Shares of Beneficial Interest

At March 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	30,785,385	$195,890,995	25,208,534	$160,800,738
Shares issued on reinvestment	1,570,380	9,984,084	1,728,143	10,990,447
Shares repurchased	(27,450,874)	(174,374,735)	(25,798,142)	(164,111,164)
Shares issued with merger (Note 7)	9,079,942	57,908,405	—	—

Net Increase	13,984,833	$89,408,749	1,138,535	$7,680,021

Class B(1)
Shares sold	42,267	$268,721	162,026	$1,032,987
Shares issued on reinvestment	6,895	43,784	13,517	85,946
Shares repurchased	(680,980)	(4,336,540)	(623,416)	(3,961,140)

Net Decrease	(631,818)	$(4,024,035)	(447,873)	$(2,842,207)

Class C
Shares sold	17,604,032	$112,198,553	17,293,519	$110,522,030
Shares issued on reinvestment	888,487	5,655,441	1,159,505	7,388,364
Shares repurchased	(19,879,726)	(126,524,168)	(29,382,539)	(187,506,648)

Net Decrease	(1,387,207)	$(8,670,174)	(10,929,515)	$(69,596,254)

Class O(1)
Shares sold	20,610	$131,400	1,293	$8,266
Shares issued on reinvestment	68,214	434,221	87,903	559,948
Shares repurchased	(3,419,990)	(21,832,691)	(852,777)	(5,441,840)

Net Decrease	(3,331,166)	$(21,267,070)	(763,581)	$(4,873,626)

Class Y(2)
Shares repurchased	—	—	(1,061,804)	(6,763,691)

Net Decrease	—	—	(1,061,804)	$(6,763,691)

(1)	On March 16, 2007, Class B and Class O shares were converted to Class A shares.

(2)	On June 28, 2005 Class Y shares were redeemed.

7.	Transfer of Net Assets

On March 16, 2007, the Fund acquired the assets and certain liabilities of Legg Mason Tax-Free Intermediate Term Income Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders on January 16, 2007. Total shares issued by the Fund and total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of Acquired Fund	Total Net Assets of the Fund
Legg Mason Tax-Free Intermediate Term Income Fund	9,079,942	$57,908,405	$691,936,405

44         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $2,136,788 and accumulated net realized loss of $726,065. Total net assets of the Fund immediately after the transfer were $749,844,810. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A(1)	Class C
Daily 04/27/2007	$0.020120	$0.017362

(1)	On March 16, 2007, Class B and Class O shares were converted to Class A shares.

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2007	2006
Distributions Paid From:
Tax-Exempt Income	$26,616,937	$29,383,736
Ordinary Income	—	3,258

Total Taxable Distributions	—	$3,258
Total Distributions Paid	$26,616,937	$29,386,994

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$302,174
Capital loss carryforward*	(50,313,907)
Other book/tax temporary differences(a)	(439,042)
Unrealized appreciation/(depreciation)(b)	20,641,095

Total Accumulated Earnings/(Losses) — Net	$(29,809,680)

*	The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2008	$(9,724,931)
3/31/2009	(5,514,817)
3/31/2010	(214,462)
3/31/2011	(5,555,681)
3/31/2012	(2,928,764)
3/31/2013	(21,780,086)
3/31/2014	(4,311,329)
3/31/2015	(283,837)

$(50,313,907)

These amounts will be available to offset any future taxable capital gains, subject to certain annual limitation on the capital loss carryforward related to Legg Mason Tax-Free Intermediate Term Income Fund. (See note 7)

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for market discount on fixed income securities.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         45

Notes to Financial Statements (continued)

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive

46         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

***

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         47

Notes to Financial Statements (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

12.	Special Shareholder Meeting and Reorganization

The Board and the shareholders of Legg Mason Tax-Free Intermediate-Term Income Trust (the “Acquired Fund”) and the Board of the Fund approved, at the November 2006 Shareholder Meeting, an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all the liabilities of the Acquired Fund, in exchange for shares of the Fund. The reorganization occurred on March 16, 2007.

48         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to the expense limitation agreements, if applicable. See also “Additional Shareholder Information” at the end of this report.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be April 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report         49

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Intermediate-Term Municipals Fund (formerly Legg Mason Partners Limited Term Municipals Fund), a series of Legg Mason Partners Income Trust (formerly a series of Legg Mason Partners Municipal Funds) as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Intermediate-Term Municipals Fund as of March 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 25, 2007

50         Legg Mason Partners Intermediate-Term Municipals Fund 2007 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Intermediate-Term Municipals Fund (formerly known as Legg Mason Partners Limited Municipals Fund) (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	69	None

Legg Mason Partners Intermediate-Term Municipals Fund         51

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	69	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

52         Legg Mason Partners Intermediate-Term Municipals Fund

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Stephen Randolph Gross c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director ebank Financial Services, Inc. (from 1997 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	69	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	69	None

Legg Mason Partners Intermediate-Term Municipals Fund         53

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (Investment Consulting) (since 1990)	69	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (sine 2005); Formerly Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006);	69	None

54         Legg Mason Partners Intermediate-Term Municipals Fund

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 139 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual Funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	139	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 1999 to 2004)	N/A	N/A

Legg Mason Partners Intermediate-Term Municipals Fund         55

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

56         Legg Mason Partners Intermediate-Term Municipals Fund

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
David Castano Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbott mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager of Citigroup Asset Management (prior to 2003)	N/A	N/A
Matthew Plastina Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1970	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007); Assistant Vice President of Legg Mason or its predecessor (since 1999)	N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds
			associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board member for a Fund in the Legg Mason Partners Fund complex.

***	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Intermediate-Term Municipals Fund         57

Additional Shareholder Information (unaudited)

Results of Special Meetings of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Agreement and Plan of Reorganization and (2) Revise, Remove and Convert Fundamental Investment Policies.

1. Agreement and Plan of Reorganization

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Reorganize as Corresponding Series of an Existing Trust	43,929,298.297	691,099.658	1,164,640.768	15,656,277.000

2. Revise, Remove and Convert Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Revise:
Borrowing Money	43,460,301.019	1,216,527.393	1,108,210.311	15,656,277.000
Underwriting	43,614,483.753	897,018.646	1,273,536.324	15,656,277.000
Lending	43,447,373.929	1,057,587.005	1,280,077.789	15,656,277.000
Issuing Senior Securities	43,581,883.642	1,035,481.000	1,167,674.081	15,656,277.000
Real Estate	43,495,522.569	1,144,306.686	1,145,209.468	15,656,277.000
Commodities	43,544,647.814	962,862.190	1,277,528.719	15,656,277.000
Concentration	43,673,018.173	956,987.265	1,155,033.285	15,656,277.000
Remove:
Diversification	43,505,526.448	1,073,097.085	1,206,415.190	15,656,277.000
Convert:
Investment Objective
From Fundamental to
Non-Fundamental	43,328,877.355	1,174,359.094	1,281,802.274	15,656,277.000

58         Legg Mason Partners Intermediate-Term Municipals Fund

Additional Shareholder Information (unaudited) (continued)

On January 12, 2007, a Special Meeting of Shareholders was held to vote on a proposal recently approved by the Fund’s Trustees. The following table provides the number of votes cast for, withheld, as well as the number of abstentions and broker non-votes as to the following proposal:

Election of Trustees†

Nominees	Votes For	Authority Withheld	Abstentions
Elliot J. Berv	2,460,514,077.914	107,877,119.087	855.000
A. Benton Cocanougher	2,460,649,239.798	107,741,957.203	855.000
Jane F. Dasher	2,459,886,085.403	108,505,111.598	855.000
Mark T. Finn	2,461,110,589.854	107,280,607.147	855.000
Rainer Greeven	2,460,604,833.352	107,786,363.649	855.000
Stephen Randolph Gross	2,460,630,955.108	107,760,241.893	855.000
Richard E. Hanson, Jr.	2,460,650,073.071	107,741,123.930	855.000
Diana R. Harrington	2,461,328,194.449	107,063,002.552	855.000
Susan M. Heilbron	2,460,753,285.113	107,637,911.888	855.000
Susan B. Kerley	2,460,598,676.696	107,792,520.305	855.000
Alan G. Merten	2,460,668,803.704	107,722,393.297	855.000
R. Richardson Pettit	2,460,902,201.634	107,488,995.367	855.000
R. Jay Gerken, CFA	2,459,680,621.486	108,710,575.515	855.000

†	Trustees are elected by the shareholders of all of the series of the Trust, of which the Fund is a series.

Legg Mason Partners Intermediate-Term Municipals Fund         59

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 2007, qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

60         Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Partners Intermediate-Term Municipals Fund

TRUSTEES

Elliot J. Berv

A. Beaton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

    Chairman

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund
Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Intermediate— Term Municipals Fund, but it may also be used as sales literature when preceded or accompanied by a current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason

Investors Services, LLC

Member NASD, SIPC

FD2305 5/07	SR07-320

Legg Mason Partners

Intermediate-Term Municipals Fund

The Fund is a separate investment fund of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and how information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross, the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2006 and March 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $182,500 in 2006 and $130,000 in 2007.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (formerly known as Legg Mason Partners Municipal Funds) (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $14,600 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and LMPFA and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Trust

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: June 8, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: June 8, 2007